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Exhibit 5.1

[Letterhead of Skadden, Arps, Slate, Meagher & Flom LLP]

July 28, 2009

DineEquity, Inc.
450 North Brand Boulevard
Glendale, California 91203

Re: Registration Statement on Form S-3 of DineEquity, Inc.

Ladies and Gentlemen:

        We have acted as special counsel to DineEquity, Inc., a Delaware corporation (the "Company"), in connection with the Registration Statement on Form S-3 (the "Registration Statement"), to be filed on the date hereof by the Company with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"). The Registration Statement relates to, among other things, the issuance and sale from time to time by the Company, pursuant to Rule 415 of the General Rules and Regulations promulgated under the Act, of the following securities of the Company with an aggregate offering price of up to $200,000,000: (i) shares of common stock, par value $0.01 per share (the "Common Stock"); (ii) shares of preferred stock, par value $1.00 per share (the "Preferred Stock"), in one or more series; (iii) fractional shares of the Preferred Stock represented by depositary shares (the "Depositary Shares") evidenced by depositary receipts (the "Receipts"), which may be issued pursuant to one or more deposit agreements (each, a "Deposit Agreement"), proposed to be entered into between the Company and a bank or trust company to be named (the "Depositary"); (iv) senior debt securities, senior subordinated debt securities, subordinated debt securities and junior subordinated debt securities (collectively, the "Debt Securities"), which may be issued in one or more series pursuant to an indenture proposed to be entered into between the Company and a bank or trustee to be named (the "Trustee"), a form of which is being filed as an exhibit to the Registration Statement (the "Indenture"); (v) subscription rights (the "Subscription Rights") to purchase Common Stock, Preferred Stock, Debt Securities or other securities, which may be issued under one or more subscription rights certificates (each, a "Subscription Rights Certificate") and/or pursuant to one or more subscription rights agreements (each, a "Subscription Rights Agreement") proposed to be entered into between the Company and one or more subscription agents to be named therein (each, a "Subscription Agent"); (vi) warrants ("Warrants") to purchase Common Stock, Preferred Stock, Debt Securities or Depositary Shares pursuant to one or more warrant agreements (each, a "Warrant Agreement") proposed to be entered into between the Company and one or more warrant agents to be named (each, a "Warrant Agent"); (vii) stock purchase contracts ("Stock Purchase Contracts") obligating the holders thereof to purchase from or sell to the Company, and the Company to sell to or purchase from such holders, Common Stock, Preferred Stock or Debt Securities or securities issued by third parties at a future date or dates, which may be issued under one or more purchase contract agreements (each, a "Stock Purchase Contract Agreement") proposed to be entered into by the Company and one or more purchase contract agents to be named (each, a "Stock Purchase Contract Agent"); and (viii) stock purchase units ("Stock Purchase Units"), each representing ownership of a Stock Purchase Contract and any of the Debt Securities or debt obligations of third parties, including United States Treasury securities, in each case securing an obligation of the holder thereof to purchase or to sell, as the case may be, Common Stock, Preferred Stock or Debt Securities under such holder's Stock Purchase Contract, which may be issued under one or more agreements (each, a "Stock Purchase Unit Agreement") proposed to be entered into by the Company and one or more agents to be named (each, a "Stock Purchase Unit Agent"). The Common Stock, the Preferred Stock, the Depositary Shares, the Debt Securities, the Subscription Rights, the Warrants, the Stock Purchase Contracts and the Stock Purchase Units are collectively referred to herein as the "Offered Securities."

        This opinion is being delivered in accordance with the requirements of Item 601(b)(5) of Regulation S-K under the Act.

        In connection with this opinion, we have examined and relied on originals or copies, certified or otherwise identified to our satisfaction, of the following:

            (i)  the Registration Statement;

           (ii)  the form of Indenture, filed as an exhibit to the Registration Statement;

          (iii)  the Restated Certificate of Incorporation of the Company, as amended to the date hereof (the "Certificate of Incorporation");

          (iv)  the Amended Bylaws of the Company, as currently in effect, as certified by Mark D. Weisberger, Vice President, Legal, Secretary and General Counsel of the Company (the "Bylaws"); and

           (v)  certain resolutions adopted on July 7, 2009 by the Board of Directors of the Company (the "Board of Directors") relating to the registration of the Offered Securities.

        We have also examined originals or copies, certified or otherwise identified to our satisfaction, of such records of the Company and such agreements, certificates of public officials, certificates of officers or other representatives of the Company and others, and such other documents, certificates and records as we have deemed necessary or appropriate as a basis for the opinions set forth below.

        In our examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified, conformed, photostatic, electronic or facsimile copies and the authenticity of the originals of such copies. As to any facts material to the opinions expressed herein that we did not independently establish or verify, we have relied upon statements and representations of officers and other representatives of the Company and others and of public officials. In making our examination of executed documents or documents to be executed, we have assumed that the parties thereto, other than the Company, had or will have the power, corporate or otherwise, to enter into and perform all obligations thereunder and have also assumed the due authorization by all requisite action, corporate or other, and the execution and delivery by such parties of such documents and, as to parties other than the Company, the validity and binding effect thereof on such parties. We have also assumed that each of the Deposit Agreements, the Indenture and any supplemental indenture or officer's certificate relating to the Indenture, the Subscription Rights Agreements, the Subscription Rights Certificates, the Warrant Agreements, the Stock Purchase Contract Agreements and the Stock Purchase Unit Agreements will be duly authorized, executed and delivered by the Depositaries, the Trustee, the Subscription Agents, the Warrant Agents, the Stock Purchase Contract Agents and the Stock Purchase Unit Agents, as the case may be, and that any Receipts, Debt Securities, Subscription Rights, Warrants, Stock Purchase Contracts or Stock Purchase Units that may be issued will be manually authenticated, signed or countersigned, as the case may be, by duly authorized officers of the Depositaries, the Trustee, the Subscription Agents, the Warrant Agents, the Stock Purchase Contract Agents or the Stock Purchase Unit Agents, as the case may be. In addition, we have assumed that the terms of the Offered Securities will have been established so as not to, and that the execution and delivery by the Company of, and the performance of its obligations under, the Offered Securities, the Deposit Agreements, the Indenture and any supplemental indenture or officer's certificate relating to the Indenture, the Subscription Rights Agreements, the Subscription Rights Certificates, the Warrant Agreements, the Stock Purchase Contract Agreements and the Stock Purchase Unit Agreements, will not violate, conflict with or constitute a default under (i) any agreement or instrument to which the Company or any of its properties is subject, (ii) any law, rule or regulation to which the Company or any of its properties is subject, (iii) any judicial or regulatory order or decree of any governmental authority, or (iv) any consent, approval, license, authorization or validation of, or filing, recording or registration with, any governmental authority. We have assumed that New York law will be chosen to govern the Deposit Agreements, the Subscription Rights Agreements, the Warrant Agreements, the

Stock Purchase Contract Agreements and the Stock Purchase Unit Agreements, and that such choice is a valid and legal provision.

        Our opinions set forth below are limited to the General Corporation Law of the State of Delaware ("DGCL") and those laws of the State of New York that, in our experience, are normally applicable to transactions of the type contemplated by the Registration Statement and, to the extent that judicial or regulatory orders or decrees or consents, approvals, licenses, authorizations, validations, filings, recordings or registrations with governmental authorities are relevant, to those required under such laws (all of the foregoing being referred to as "Opined on Law"). We do not express any opinion with respect to the law of any jurisdiction other than Opined on Law or as to the effect of any such non-Opined on Law on the opinions herein stated. Insofar as the opinions expressed herein relate to matters governed by laws other than Opined on Law, we have assumed, without having made independent investigations, that such laws do not affect any of the opinions set forth herein. The Offered Securities may be issued from time to time on a delayed or continuous basis, and this opinion is limited to the laws, including the rules and regulations, as in effect on the date hereof, which laws are subject to change with possible retroactive effect.

        Based upon the foregoing and subject to the limitations, qualifications, exceptions and assumptions set forth herein, we are of the opinion that:

          1.     With respect to any shares of Common Stock to be offered by the Company (the "Offered Common Stock"), when (i) the Registration Statement, as finally amended (including all necessary post-effective amendments), has become effective under the Act; (ii) an appropriate prospectus supplement or term sheet with respect to the Offered Common Stock has been prepared, delivered and filed in compliance with the Act and the applicable rules and regulations thereunder; (iii) if the Offered Common Stock is to be sold or otherwise distributed pursuant to a firm commitment underwritten offering, the underwriting agreement with respect to the Offered Common Stock has been duly authorized, executed and delivered by the Company and the other parties thereto; (iv) the Board of Directors, including any appropriate committee appointed thereby, and appropriate officers of the Company have taken all necessary corporate action to approve the issuance of the Offered Common Stock, the consideration to be received therefor and related matters; (v) the terms of the issuance and sale of the Offered Common Stock have been duly established in conformity with the Certificate of Incorporation and the Bylaws so as not to violate any applicable law, the Certificate of Incorporation or the Bylaws or result in a default under or breach of any agreement or instrument binding upon the Company and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Company; (vi) if certificated, certificates in the form required under the DGCL representing the shares of Offered Common Stock are duly executed and countersigned; and (vii) the shares of Offered Common Stock are registered in the Company's share registry and delivered upon payment of the agreed-upon consideration therefor, the shares of Offered Common Stock, when issued and sold or otherwise distributed in accordance with the applicable underwriting agreement, if any, or any other duly authorized, executed and delivered valid and binding purchase or agency agreement, will be duly authorized, validly issued, fully paid and nonassessable, provided that the consideration therefor is not less than $0.01 per share of Common Stock.

          2.     With respect to the shares of any series of Preferred Stock to be offered by the Company (the "Offered Preferred Stock"), when (i) the Registration Statement, as finally amended (including all necessary post-effective amendments), has become effective under the Act; (ii) an appropriate prospectus supplement or term sheet with respect to the Offered Preferred Stock has been prepared, delivered and filed in compliance with the Act and the applicable rules and regulations thereunder; (iii) if the Offered Preferred Stock is to be sold or otherwise distributed pursuant to a firm commitment underwritten offering, the underwriting agreement with respect to the Offered Preferred Stock has been duly authorized, executed and delivered by the Company and the other parties thereto; (iv) the Board of Directors, including any appropriate committee appointed thereby, and appropriate officers of the Company have taken all necessary corporate action to approve the issuance and terms of the Offered Preferred Stock, the consideration to be received therefor and related matters, including the adoption of a certificate of designation for the Offered Preferred Stock in accordance with the applicable provisions of the DGCL (the "Certificate of Designation"); (v) the filing of the Certificate of Designation with the Secretary of State of the State of Delaware has duly occurred; (vi) the terms of the Offered Preferred Stock and of their issuance and sale have been duly established in conformity with the Certificate of Incorporation, including the Certificate of Designation relating to the Offered Preferred Stock, and the Bylaws so as not to violate any applicable law, the Certificate of Incorporation or the Bylaws or result in a default under or breach of any agreement or instrument binding upon the Company and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Company; (vii) if certificated, certificates in the form required under the DGCL representing the shares of the Offered Preferred Stock are duly executed and countersigned; and (viii) the shares of Offered Preferred Stock are registered in the Company's share registry and delivered upon payment of the agreed-upon consideration therefor, the shares of the Offered Preferred Stock, when issued and sold or otherwise distributed in accordance with the applicable underwriting agreement, if any, or any other duly authorized, executed and delivered valid and binding purchase or agency agreement, will be duly authorized, validly issued, fully paid and nonassessable, provided that the consideration therefor is not less than $1.00 per share of Preferred Stock.

          3.     With respect to any Depositary Shares to be offered by the Company (the "Offered Depositary Shares"), when (i) the Registration Statement, as finally amended (including all necessary post-effective amendments), has become effective under the Act; (ii) an appropriate prospectus supplement or term sheet with respect to the Offered Depositary Shares has been prepared, delivered and filed in compliance with the Act and the applicable rules and regulations thereunder; (iii) if the Offered Depositary Shares are to be sold or otherwise distributed pursuant to a firm commitment underwritten offering, the underwriting agreement with respect to the Offered Depositary Shares has been duly authorized, executed and delivered by the Company and the other parties thereto; (iv) the Board of Directors, including any appropriate committee appointed thereby, and appropriate officers of the Company have taken all necessary corporate action to approve the issuance and terms of the Offered Depositary Shares and related matters, including the adoption of a Certificate of Designation for the related series of Preferred Stock in accordance with the applicable provisions of the DGCL; (v) the filing of the Certificate of Designation for the related series of Preferred Stock with the Secretary of State of the State of Delaware has duly occurred; (vi) the Deposit Agreement relating to the Offered Depositary Shares has been duly authorized, executed and delivered by the Company and the other parties thereto; (vii) the terms of the Offered Depositary Shares and the related Receipts and of their issuance and sale have been duly established in conformity with the applicable Deposit Agreement so as not to violate any applicable law, the Certificate of Incorporation or the Bylaws or result in a default under or breach of any agreement or instrument binding upon the Company and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Company and the applicable Depositary; (viii) the Offered Depositary Shares have been duly executed and countersigned in accordance with the provisions of the applicable Deposit Agreement to be filed on a Current Report on Form 8-K or other applicable periodic report in the manner contemplated in the Registration Statement or any prospectus supplement or term sheet relating thereto, and duly issued and sold, and delivered upon payment of the agreed-upon consideration therefor; (ix) the Preferred Stock relating to such Offered Depositary Shares have been duly issued and paid for in the manner contemplated in the Registration Statement and any prospectus supplement relating thereto; and (x) the Receipts evidencing such Offered Depositary Shares have been duly issued against the deposit of such Preferred Stock with the Depositary in accordance with the Deposit Agreement, such Receipts will be validly issued and will entitle the holders thereof to the rights specified therein and in the Deposit Agreement, the Offered Depositary Shares, when issued and sold in accordance with the applicable Deposit Agreement and the applicable underwriting agreement, if any, or any other duly authorized, executed and delivered valid and binding purchase or agency agreement, will be duly authorized and validly issued and will be valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except to the extent that enforcement thereof may be limited by (a) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity), and (c) public policy considerations which may limit the rights of parties to obtain remedies.

          4.     With respect to any series of Debt Securities to be offered by the Company (the "Offered Debt Securities"), when (i) the Registration Statement, as finally amended (including all necessary post-effective amendments), has become effective under the Act and the Indenture has been qualified under the Trust Indenture Act of 1939, as amended; (ii) an appropriate prospectus supplement or term sheet with respect to the Offered Debt Securities has been prepared, delivered and filed in compliance with the Act and the applicable rules and regulations thereunder; (iii) if the Offered Debt Securities are to be sold or otherwise distributed pursuant to a firm commitment underwritten offering, the underwriting agreement with respect to the Offered Debt Securities has been duly authorized, executed and delivered by the Company and the other parties thereto; (iv) the Indenture and any supplemental indenture or officer's certificate relating to the Offered Debt Securities has been duly authorized, executed and delivered by the Company and the other parties thereto; (v) the Board of Directors, including any appropriate committee appointed thereby, and appropriate officers of the Company have taken all necessary corporate action to approve the issuance and terms of the Offered Debt Securities and related matters; (vi) the terms of the Offered Debt Securities and of their issuance and sale have been duly established in conformity with the applicable Indenture and any supplemental indenture or officer's certificate relating to such Offered Debt Securities so as not to violate any applicable law, the Certificate of Incorporation or the Bylaws or result in a default under or breach of any agreement or instrument binding upon the Company and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Company; and (vii) the Offered Debt Securities have been duly executed and authenticated in accordance with the provisions of the Indenture and any supplemental indenture or officer's certificate relating to such Offered Debt Securities and duly delivered to the purchasers thereof upon payment of the agreed-upon consideration therefor, the Offered Debt Securities, when issued and sold or otherwise distributed in accordance with the Indenture and any supplemental indenture or officer's certificate relating to such Offered Debt Securities and the applicable underwriting agreement, if any, or any other duly authorized, executed and delivered valid and binding purchase or agency agreement, will be duly authorized and validly issued and will be valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except to the extent that enforcement thereof may be limited by (a) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity), (c) public policy considerations which may limit the rights of parties to obtain remedies, (d) the waivers of any usury defense contained in the Indenture or Offered Debt Securities which may be unenforceable, (e) requirements that a claim with respect to any Offered Debt Securities denominated in a currency, currency unit or composite currency other than United States dollars (or a judgment denominated other than in United States dollars in respect of such claim) be converted into United States dollars at a rate of exchange prevailing on a date determined pursuant to applicable law, and (f) governmental authority to limit, delay or prohibit the making of payments outside the United States or in foreign currencies, currency units or composite currencies.

          5.     With respect to any Subscription Rights to be offered by the Company (the "Offered Subscription Rights"), when (i) the Registration Statement, as finally amended (including all necessary post-effective amendments), has become effective under the Act; (ii) an appropriate prospectus supplement or term sheet with respect to the Offered Subscription Rights has been prepared, delivered and filed in compliance with the Act and the applicable rules and regulations thereunder; (iii) if the Offered Subscription Rights are to be sold or otherwise distributed pursuant to a firm commitment underwritten offering, the underwriting agreement with respect to the Offered Subscription Rights has been duly authorized, executed and delivered by the Company and the other parties thereto; (iv) the Board of Directors, including any appropriate committee appointed thereby, and appropriate officers of the Company have taken all necessary corporate action to approve the issuance and terms of the Offered Subscription Rights, the Offered Securities into which the Offered Subscription Rights are exercisable and related matters; (v) a Subscription Rights Agreement and/or a Subscription Rights Certificate relating to the Offered Subscription Rights has been duly authorized, executed and delivered by the Company and the other parties thereto; (vi) the terms of the Offered Subscription Rights and of their issuance and sale have been duly established in conformity with the Subscription Rights Agreement and the Subscription Rights Certificate so as not to violate any applicable law, the Certificate of Incorporation or the Bylaws, or result in a default under or breach of any agreement or instrument binding upon the Company and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Company and the applicable Subscription Agent; (vii) the Debt Securities, the Common Stock or the Preferred Stock relating to such Offered Subscription Rights have been duly authorized for issuance upon payment of the agreed upon consideration to be set forth in such Offered Subscription Rights and in the manner contemplated in the Registration Statement and any prospectus supplement relating thereto; (viii) the Subscription Rights Certificates, in the form to be filed on a Current Report on Form 8-K or other applicable periodic report in the manner contemplated in the Registration Statement or any prospectus supplement relating thereto, have been duly executed, countersigned, delivered, issued and sold upon payment of the agreed-upon consideration therefor, the Offered Subscription Rights, when issued and sold or otherwise distributed in accordance with the applicable Subscription Rights Agreement, and the applicable underwriting agreement, if any, or any other duly authorized, executed and delivered valid and binding purchase or agency agreement, will be duly authorized and validly issued and will be valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except to the extent that enforcement thereof may be limited by (a) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity), and (c) public policy considerations which may limit the rights of parties to obtain remedies.

          6.     With respect to any Warrants to be offered by the Company (the "Offered Warrants"), when (i) the Registration Statement, as finally amended (including all necessary post-effective amendments), has become effective under the Act; (ii) an appropriate prospectus supplement or term sheet with respect to the Offered Warrants has been prepared, delivered and filed in compliance with the Act and the applicable rules and regulations thereunder; (iii) if the Offered Warrants are to be sold pursuant to a firm commitment underwritten offering, the underwriting agreement with respect to the Offered Warrants has been duly authorized, executed and delivered by the Company and the other parties thereto; (iv) the Board of Directors, including any appropriate committee appointed thereby, and appropriate officers of the Company have taken all necessary corporate action to approve the issuance and terms of the Offered Warrants, the Offered Securities into which the Offered Warrants are exercisable and related matters; (v) a Warrant Agreement relating to the Offered Warrants has been duly authorized, executed and delivered by the Company and the other parties thereto; (vi) the terms of the Offered Warrants and of their issuance and sale have been duly established in conformity with the applicable Warrant Agreement so as not to violate any applicable law, the Certificate of Incorporation or the Bylaws or result in a default under or breach of any agreement or instrument binding upon the Company and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Company and the applicable Warrant Agent; and (vii) the Offered Warrants have been duly executed, delivered and countersigned in accordance with the provisions of the applicable Warrant Agreement to be filed on a Current Report on Form 8-K or other applicable periodic report in the manner contemplated in the Registration Statement or any prospectus supplement or term sheet relating thereto, and duly issued and sold, and delivered upon payment of the agreed-upon consideration therefor, the Offered Warrants, when issued and sold or otherwise distributed in accordance with the applicable Warrant Agreement and the applicable underwriting agreement, if any, or any other duly authorized, executed and delivered valid and binding purchase or agency agreement, will be duly authorized and validly issued and will be valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except to the extent that enforcement thereof may be limited by (a) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity), and (c) public policy considerations which may limit the rights of parties to obtain remedies.

          7.     With respect to any Stock Purchase Contracts to be offered by the Company (the "Offered Stock Purchase Contracts"), when (i) the Registration Statement, as finally amended (including all necessary post-effective amendments), has become effective under the Act; (ii) an appropriate prospectus supplement or term sheet with respect to the Offered Stock Purchase Contracts has been prepared, delivered and filed in compliance with the Act and the applicable rules and regulations thereunder; (iii) if the Offered Stock Purchase Contracts are to be sold or otherwise distributed pursuant to a firm commitment underwritten offering, the underwriting agreement with respect to the Offered Stock Purchase Contracts has been duly authorized, executed and delivered by the Company and the other parties thereto; (iv) the Board of Directors, including any appropriate committee appointed thereby, and appropriate officers of the Company have taken all necessary corporate action to approve the issuance and terms of the Offered Stock Purchase Contracts and the Offered Securities for which the Offered Stock Purchase Contracts may be settled and related matters; (v) a Stock Purchase Contract Agreement relating to the Offered Stock Purchase Contracts has been duly authorized, executed and delivered by the Company and the other parties thereto; (vi) the terms of the Offered Stock Purchase Contracts and of their issuance and sale have been duly established in conformity with the applicable Stock Purchase Contract Agreement so as not to violate any applicable law, the Certificate of Incorporation or the Bylaws or result in a default under or breach of any agreement or instrument binding upon the Company and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Company and the applicable Stock Purchase Contract Agent; (vii) the Debt Securities, Preferred Stock, Common Stock or securities issued by third parties relating to such Offered Stock Purchase Contracts have been duly issued and paid for in the manner contemplated in the Registration Statement and any prospectus supplement relating thereto, provided that the consideration for such Common Stock is not less than $0.01 per share and the consideration for such Preferred Stock is not less than $1.00 per share; and (viii) the Offered Stock Purchase Contracts have been duly executed and countersigned in accordance with the provisions of the applicable Stock Purchase Contract Agreement to be filed on a Current Report on Form 8-K or other applicable periodic report in the manner contemplated in the Registration Statement or any prospectus supplement or term sheet relating thereto, and duly issued and sold, and delivered upon payment of the agreed-upon consideration therefor, the Offered Stock Purchase Contracts, when issued and sold or otherwise distributed in accordance with the applicable Stock Purchase Contract Agreement and the applicable underwriting agreement, if any, or any other duly authorized, executed and delivered valid and binding purchase or agency agreement, will be duly authorized and validly issued and will be valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except to the extent that enforcement thereof may be limited by (a) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity), and (c) public policy considerations which may limit the rights of parties to obtain remedies.

          8.     With respect to any Stock Purchase Units to be offered by the Company (the "Offered Stock Purchase Units"), when (i) the Registration Statement, as finally amended (including all necessary post-effective amendments), has become effective under the Act; (ii) an appropriate prospectus supplement or term sheet with respect to the Offered Stock Purchase Units has been prepared, delivered and filed in compliance with the Act and the applicable rules and regulations thereunder; (iii) if the Offered Stock Purchase Units are to be sold or otherwise distributed pursuant to a firm commitment underwritten offering, the underwriting agreement with respect to the Offered Stock Purchase Units has been duly authorized, executed and delivered by the Company and the other parties thereto; (iv) the Board of Directors, including any appropriate committee appointed thereby, and appropriate officers of the Company have taken all necessary corporate action to approve the issuance and terms of the Offered Stock Purchase Units the Offered Securities for which the Offered Stock Purchase Units may be settled and related matters; (v) a Stock Purchase Unit Agreement relating to the Offered Stock Purchase Units has been duly authorized, executed and delivered by the Company and the other parties thereto; (vi) the terms of the Offered Stock Purchase Units and the related Offered Stock Purchase Contracts and of their issuance and sale have been duly established in conformity with the applicable Stock Purchase Unit Agreement so as not to violate any applicable law, the Certificate of Incorporation or the Bylaws or result in a default under or breach of any agreement or instrument binding upon the Company and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Company and the applicable Stock Purchase Unit Agent; (vii) the Debt Securities, Preferred Stock, Common Stock or securities issued by third parties relating to such Offered Stock Purchase Contracts have been duly issued and paid for in the manner contemplated in the Registration Statement and any prospectus supplement relating thereto, provided that the consideration for such Common Stock is not less than $0.01 per share and the consideration for such Preferred Stock is not less than $1.00 per share; and (viii) the Offered Stock Purchase Units have been duly executed and countersigned in accordance with the provisions of the applicable Stock Purchase Unit Agreement to be filed on a Current Report on Form 8-K or other applicable periodic report in the manner contemplated in the Registration Statement or any prospectus supplement or term sheet relating thereto, and duly issued and sold, and delivered upon payment of the agreed-upon consideration therefor, the Offered Stock Purchase Units, when issued and sold or otherwise distributed in accordance with the applicable Stock Purchase Unit Agreement and the applicable underwriting agreement, if any, or any other duly authorized, executed and delivered valid and binding purchase or agency agreement, will be duly authorized and validly issued and will be valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except to the extent that enforcement thereof may be limited by (a) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity), and (c) public policy considerations which may limit the rights of parties to obtain remedies.

        We hereby consent to the filing of this opinion with the Commission as an exhibit to the Registration Statement. We also hereby consent to the use of our name under the heading "Legal Matters" in the prospectus which forms a part of the Registration Statement. In giving this consent, we do not thereby admit that we are within the category of persons whose consent is required under Section 7 of the Act or the rules and regulations of the Commission promulgated thereunder. This opinion is expressed as of the date hereof unless otherwise expressly stated, and we disclaim any undertaking to advise you of any subsequent changes in the facts stated or assumed herein or of any subsequent changes in applicable laws.

Very truly yours,
/s/ Skadden, Arps, Slate, Meagher & Flom LLP

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  Exhibit 5.1